SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES AND EXCHANGE ACT of 1934

July 23, 2004
Date of Report
(Date of earliest event reported)

G REIT, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-50261	52-2362509
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1551 N. Tustin Avenue
Suite 200
Santa Ana, California 92705
(Address of principal executive offices)

(877) 888-7348

(Registrant’s telephone number, including area code)

N/A

(former name or former address, if changed since last report)

ITEM 9.01 FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION.

We filed a Form 8-K dated July 23, 2004 for the acquisition of the Western Place I & II office buildings located in Fort Worth, TX and a Form 8-K dated August 6, 2004 for the acquisition of the One Financial Plaza office building located in St. Louis, MO without the required Item 7 financial information. Accordingly, we are filing this Form 8-K/A to include that financial information.

ITEM 9.01 FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION.

Index to Financial Statements

Western Place I & II, Fort Worth, Texas:
Report of Independent Registered Public Accounting Firm
Statements of Revenues and Certain Expenses
     For the Twelve Months Ended March 31, 2004
     And for the Unaudited Three Months Ended June 30, 2004
Notes to Statements of Revenues and Certain Expenses
One Financial Plaza, St. Louis, Missouri:
Report of Independent Registered Public Accounting Firm
Statements of Revenues and Certain Expenses
     For the Year Ended December 31, 2003
     And for the Unaudited Six Months Ended June 30, 2004
Notes to Statements of Revenues and Certain Expenses
G REIT, Inc.:
Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2004
Unaudited Pro Forma Consolidated Statements of Operations
     For the Year Ended December 31, 2003
Unaudited Pro Forma Consolidated Statements of Operations
     For the Six Months Ended June 30, 2004
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
G REIT, Inc.:

     We have audited the accompanying statement of revenues and certain expenses of Western Place I & II for the twelve months ended March 31, 2004. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses. It is not intended to be a complete presentation of Western Place I & II’s revenues and expenses.

     In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as described in Note 1, of Western Place I & II for the twelve months ended March 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche, LLP

Los Angeles, California
October 1, 2004

Western Place I & II
Statements of Revenues and Certain Expenses

		Three Months Ended
	Twelve Months Ended	June 30, 2004
	March 31, 2004	(Unaudited)
REVENUES:
Lease rentals	$5,592,000	$1,514,000
Tenant reimbursements	219,000	79,000
Miscellaneous income	40,000	3,000

Total revenues	5,851,000	1,596,000

EXPENSES:
Operation and maintenance	1,236,000	260,000
Real estate taxes	600,000	172,000
Electricity, water and gas utilities	663,000	161,000
Management fees	223,000	61,000
General and administrative	407,000	116,000

Total expenses	3,129,000	770,000

REVENUES IN EXCESS OF EXPENSES	$2,722,000	$826,000

See accompanying notes to statement of revenues and certain expenses.

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
Twelve Months Ended March 31, 2004

Note 1. Basis of Presentation

The accompanying statement of revenues and certain expenses relates to the operations of Western Place I & II. On July 23, 2004, G REIT, Inc. (the “Company”) through GREIT-Western Place, LP, a Texas limited partnership, purchased a 78.5% undivided tenant in common interest in Western Place I & II in Fort Worth, Texas from an unaffiliated third party for a purchase price of $33,500,000 and was financed with mortgage from LaSalle Bank National Association (“LaSalle”) of $24,000,000. The Company’s proportionate share of the purchase price was $26,297,500. The Company’s cash contribution was $12,750,000, consisting of $750,000 in deposits and $12,000,000 in cash paid at purchase.

Western Place I & II is a 431,000 square foot multi-tenant Class A two-building office portfolio located on 13 acres of land. Leases totaling 70,255 square feet, or 16.3% of the property’s gross leaseable area, expire in the next twelve months. The purchase price included a sales commission payable to Triple Net Properties Realty, Inc. (“Realty”), an affiliate of the Company’s advisor, of $1,000,000, or 3% of the purchase price.

The accompanying statement of revenues and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, is not representative of the actual results of operations of Western Place I & II for the twelve months ended March 31, 2004 due to the exclusion of interest, depreciation and amortization expense, which may not be comparable to the actual future operations of Western Place I & II.

Note 2. Summary of Significant Accounting Policies and Practices

     (a) Revenue Recognition

     All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the leases. Tenant reimbursements for real estate taxes, common area maintenance, and other recoverable costs are recognized in the period that the expenses are incurred.

     (b) Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the statement of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

Note 3. Minimum Future Lease Rentals

Western Place I & II has entered into various lease agreements with tenants to lease space in the property. As of March 31,2004, the minimum future cash rents scheduled to be received under noncancelable operating leases in each of the next five years and thereafter are as follows:

Twelve months ending March 31:
2005	$5,360,000
2006	5,072,000
2007	4,183,000
2008	3,726,000
2009	1,490,000
Thereafter	1,676,000

$21,507,000

     The leases also require reimbursement of each tenant’s proportionate share of common area, real estate taxes and other operating expenses, which are not included in the amounts above.

Note 4. Tenant Concentrations

For the twelve months ended March 31, 2004, the following tenants generated rental income in excess of 10% of Western Place I & II’s rental income:

	Date of Lease	Aggregate Annual	% Aggregate Annual
Tenant Name	Expiration	Rental Income	Rental Income

Western Place I & II
Texas Health Resource	2/28/10	$726,000	13.3%
CSC	3/31/05	$675,000	12.4%
Lockheed Martin	12/31/07	$635,000	11.7%

If any of these tenants were to default on their leases, future revenues of Western Place I & II could be adversely impacted.

Note 5. Commitments and Contingencies

Western Place I & II is subject to legal claims in the ordinary course of business as a property owner. Management believes that the ultimate settlement of any potential claims will not have a material impact on Western Place I & II’s results of operations.

In connection with the ownership and operation of the real estate property, Western Place I & II may be potentially liable for costs and damages related to environmental matters. Western Place I & II has not been notified by any governmental authority of any non-compliance, liability or other claim, and Western Place I & II is not aware of any other environmental condition that management believes will have a material adverse effect on Western Place I & II’s results of operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
G REIT, Inc.:

     We have audited the accompanying statement of revenues and certain expenses of One Financial Plaza for the year ended December 31, 2003. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses. It is not intended to be a complete presentation of One Financial Plaza’s revenues and expenses.

     In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as described in Note 1, of One Financial Plaza for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche, LLP

Los Angeles, California
September 24, 2004

One Financial Plaza
Statements of Revenues and Certain Expenses

	Year Ended	Six Months Ended
	December 31,	June 30, 2004
	2003	(Unaudited)
REVENUES:
Lease rentals	$6,162,000	$3,240,000
Tenant reimbursements	454,000	256,000
Miscellaneous income	528,000	60,000

Total revenues	7,144,000	3,556,000

EXPENSES:
Operation and maintenance	1,365,000	551,000
Real estate taxes	389,000	198,000
Electricity, water and gas utilities	700,000	283,000
Management fees	164,000	73,000
General and administrative	1,386,000	529,000

Total expenses	4,004,000	1,634,000

REVENUES IN EXCESS OF EXPENSES	$3,140,000	$1,922,000

See accompanying notes to statement of revenues and certain expenses.

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
Year Ended December 31, 2003

Note 1. Basis of Presentation

The accompanying statement of revenues and certain expenses relates to the operations of One Financial Plaza. On August 6, 2004, G REIT, Inc. (the “Company”) through GREIT-One Financial, LLC, a Delaware limited liability company, purchased One Financial Plaza in St. Louis, MO from an unaffiliated third party for a purchase price of $37,000,000 in cash. In conjunction with the acquisition, the Company borrowed $15,000,000 on the Company’s line of credit with LaSalle Bank National Association. On August 24, 2004, the property was refinanced with a $30,750,000 mortgage loan from Anchor Financial, LP. On August 30, 2004, the Company received $3,555,000 from two tenants in common reducing its ownership interest in One Financial Plaza to 77.625%. As a result, the Company’s actual net cash paid for the property was $8,336,000.

One Financial Plaza is a multi-tenant Class A office building located in downtown St. Louis totaling 434,000 square feet. The property is 91.8% leased with 48.3% leased by Jacobs Engineering Group, 26.1% leased by Stifel, Nicolaus & Company, and 10.1% leased by Seabury & Smith, Inc. Leases totaling 5,142 square feet, or 1.2% of the property’s gross leaseable area, expire in the next twelve months. The purchase price included a sales commission payable to Triple Net Properties Realty, Inc. (“Realty”), an affiliate of the Company’s advisor, of $1,155,000, or 3% of the purchase price.

The accompanying statement of revenues and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, is not representative of the actual results of operations of One Financial Plaza for the year ended December 31, 2003 due to the exclusion of interest, depreciation and amortization expense, which may not be comparable to the actual future operations of One Financial Plaza.

Note 2. Summary of Significant Accounting Policies and Practices

     (a) Revenue Recognition

     All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the leases. Tenant reimbursements for real estate taxes, common area maintenance, and other recoverable costs are recognized in the period that the expenses are incurred.

     (b) Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the statement of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

Note 3. Minimum Future Lease Rentals

One Financial Plaza has entered into various lease agreements with tenants to lease space in the property. As of December 31, 2003, the minimum future cash rents scheduled to be received under noncancelable operating leases in each of the next five years and thereafter are as follows:

Year ending December 31:
2004	$6,163,000
2005	6,276,000
2006	6,252,000
2007	5,651,000
2008	5,725,000
Thereafter	18,204,000

$48,271,000

The leases also require reimbursement of each tenant’s proportionate share of common area, real estate taxes and other operating expenses, which are not included in the amounts above.

Note 4. Tenant Concentrations

For the year ended December 31, 2003, the following tenants generated rental income in excess of 10% of One Financial Plaza’s rental income:

	Date of Lease	Aggregate Annual	% Aggregate Annual
Tenant Name	Expiration	Rental Income	Rental Income
One Financial Plaza
Jacobs Engineering Group, Inc.	9/30/12	$2,904,000	48.3%
Stifel, Nicolaus & Company, Inc.	4/30/11	$1,568,000	26.1%
Seabury & Smith, Inc.	3/31/06	$608,000	10.1%

If these tenants were to default on their leases, future revenues of One Financial Plaza could be severely adversely impacted.

Note 5. Commitments and Contingencies

One Financial Plaza is subject to legal claims in the ordinary course of business as a property owner. Management believes that the ultimate settlement of any potential claims will not have a material impact on One Financial Plaza’s results of operations.

In connection with the ownership and operation of the real estate property, One Financial Plaza may be potentially liable for costs and damages related to environmental matters. One Financial Plaza has not been notified by any governmental authority of any non-compliance, liability or other claim, and One Financial Plaza is not aware of any other environmental condition that management believes will have a material adverse effect on One Financial Plaza’s results of operations.

G REIT, Inc.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2003

G REIT, Inc. (the “Company”) was incorporated on December 18, 2001 (inception) under the laws of the Commonwealth of Virginia to raise capital and acquire ownership interests in office, industrial and service real estate properties which have a government-tenant orientation. The Company qualified and elected to be treated as a real estate investment trust for federal income tax purposes. Pursuant to a Registration Statement on Form S-11/A under the Securities Act of 1933, as amended, which was declared effective by the Securities and Exchange Commission (the “Commission”) on July 22, 2002 (the “Initial Offering”), the Company offered for sale to the public on a “best efforts” basis a maximum of 20,000,000 shares of its common stock at a price of $10 per share and up to 1,000,000 additional shares pursuant to a dividend reinvestment plan (the “DRIP”) under which its shareholders may elect to have dividends reinvested in additional shares of common stock. On February 9, 2004, the Company terminated the Initial Offering and began the sale to the public on a “best efforts” basis of 27,000,000 shares of its common stock at a price of $10 per share and up to 1,500,000 additional shares in accordance with the DRIP pursuant to a Registration Statement on Form S-11/A declared effective by the Commission on January 23, 2004 (the “Second Offering” and, together with the Initial Offering, the “Offerings”). On April 30, 2004, the Company terminated its Second Offering, the DRIP and the share repurchase plan. On September 27, 2004, the Company was reincorporated in the State of Maryland.

From its inception through August 6, 2004, the date of the Company’s last property acquisition, the Company issued to its investors 43,858,000 of its shares of common stock pursuant to the Offerings resulting in gross proceeds to the Company of $437,350,000. Net proceeds after selling commissions, marketing and due diligence costs and organization and offering expenses totaled $393,041,000. Through August 6, 2004, net proceeds raised from the Offerings were utilized to complete 23 real estate acquisitions as follows:

•	5508 Highway 290 West Building, a property located in Austin, Texas with 74,000 leasable square feet;

•	Two Corporate Plaza, a property located in Clear Lake, Texas with 161,000 leasable square feet;

•	a 30% undivided tenant in common interest in Congress Center, a property located in Chicago, Illinois with 525,000 leasable square feet;

•	Atrium Building, a property located in Lincoln, Nebraska with 167,000 leasable square feet;

•	Department of Children and Families Campus (“DCFC”), a property located in Plantation, Florida with 124,000 leasable square feet;

•	Gemini Plaza, a property located in Houston, Texas with 159,000 leasable square feet;

•	Bay View Plaza, a property located in Alameda, California with 60,000 leasable square feet;

•	North Pointe Corporate Center, a property located in Sacramento, California with 131,000 leasable square feet;

•	824 Market Street, a property located in Wilmington, Delaware with 200,000 leasable square feet;

•	Sutter Square Galleria, a property located in Sacramento, California with 61,000 leasable square feet;

•	One World Trade Center, a property located in Long Beach, California with 573,000 leasable square feet;

•	Centerpoint Corporate Park, a property located in Kent, Washington with 436,000 leasable square feet;

•	AmberOaks Corporate Center, a property located in Austin, Texas with 282,000 leasable square feet;

•	Public Ledger Building, a property located in Philadelphia, Pennsylvania with 471,000 leasable square feet;

•	Madrona Building, a property located in Torrance, California with 211,000 leaseable square feet;

•	Brunswig Square, a property located in Los Angeles, California with 136,000 leaseable square feet;

•	North Belt Corporate Center, a property located in Houston, Texas with 156,000 leaseable square feet;

•	Hawthorne Plaza, a property located in San Francisco, California with 419,000 leaseable square feet;

•	Pacific Place, a property located in Dallas, Texas with 324,000 leaseable square feet;

•	The San Diego Portfolio, located in San Diego, California with 762,000 leaseable square feet;

•	a 78.5% undivided tenant in common interest in Western Place I & II, a property located in Fort Worth, Texas with 431,000 leaseable square feet;

•	a 77.625% undivided tenant in common interest in One Financial Plaza, a property located in St. Louis, Missouri with 434,000 leaseable square feet; and

•	Pax River Office Park, located in Lexington Park, Maryland with 172,000 leaseable square feet.

The following unaudited pro forma consolidated financial statements (hereinafter collectively referred to as “the pro forma financial statements”) give effect to the transactions referred to above and are presented for illustrative purposes only. These pro forma financial statements are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the 23 acquisitions, including the purchase Western Place I & II and One Financial Plaza, been acquired by the Company as of the dates set forth below. The pro forma financial statements are qualified in their entirety by reference to and should be read in conjunction with the historical consolidated financial statements of the Company and those of Western Place I & II and One Financial Plaza, including the notes thereto, incorporated herein by reference or included herein.

The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2003 is based on the Company’s audited historical consolidated statement of operations for the same period and gives effect to the following transactions as if they had occurred as of the beginning of the period presented:

•	the sale and issuance of 26,296,000 shares of the Company’s common stock from January 1, 2004 through April 30, 2004 pursuant to the Offerings;

•	the acquisition of an undivided tenant in common interest in Congress Center completed on January 9, 2003;

•	the acquisition of Atrium Building completed on January 31, 2003;

•	the acquisition of DCFC completed on April, 25, 2003;

•	the acquisition of Gemini Plaza completed on May 2, 2003;

•	the acquisition of Bay View completed on July 31, 2003;

•	the acquisition of North Pointe completed on August 11, 2003;

•	the acquisition of 824 Market completed on October 10, 2003;

•	the acquisition of Sutter Square completed on October 28, 2003;

•	the acquisition of One World Trade completed on December 5, 2003;

•	the acquisition of Centerpoint completed on December 30, 2003;

•	the acquisition of AmberOaks completed on January 20, 2004;

•	the acquisition of Public Ledger completed on March 31, 2004;

•	the acquisition of the Madrona Buildings on March 31, 2004;

•	the acquisition of Brunswig Square on April 5, 2004;

•	the acquisition of Hawthorne Plaza on April 20, 2004;

•	the acquisition of Pacific Place on May 26, 2004;

•	the acquisition of the San Diego Portfolio on June 15, 2004;

•	the acquisition of an undivided tenant in common interest in Western Place I & II on July 23, 2004; and

•	the acquisition of an undivided tenant in common interest in One Financial Plaza on August 6, 2004.

The accompanying unaudited pro forma consolidated statement of operations for the six month period ended June 30, 2004 is based on the Company’s audited historical consolidated statement of operations for the same period and gives effect to the following transactions as if they had occurred as of the beginning of the period presented:

•	the acquisition of AmberOaks completed on January 20, 2004;

•	the acquisition of Public Ledger completed on March 31, 2004;

•	the acquisition of the Madrona Buildings on March 31, 2004;

•	the acquisition of Brunswig Square on April 5, 2004;

•	the acquisition of Hawthorne Plaza on April 20, 2004;

•	the acquisition of Pacific Place on May 26, 2004;

•	the acquisition of the San Diego Portfolio on June 15, 2004;

•	the acquisition of an undivided tenant in common interest in Western Place I & II on July 23, 2004; and

•	the acquisition of an undivided tenant in common interest in One Financial Plaza on August 6, 2004.

The Company intends to operate Western Place I & II and One Financial Plaza subject to tenant leases in place at the date of acquisition. The current estimated taxable operating results of Western Place I & II and One Financial Plaza based on the rents contracted to be paid during the first full year after acquisition are approximately $371,000 and a loss of ($403,000), respectively. Approximately $3,084,000 and $1,804,000 is estimated to be cash available from operations from Western Place I & II and One Financial, respectively. The principal assumptions made in estimating the Company’s taxable operating results for these assets include: (i) the Company’s depreciable basis of Western Place I & II is $23,178,000 and the depreciable basis of One Financial Plaza is $23,777,000 and (ii) Western Place I & II and One Financial Plaza’s building and improvements are depreciated over 39 year lives.

The accompanying pro forma financial statements are unaudited and are subject to a number of estimates, assumptions and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

G REIT, INC.
Pro forma Consolidated Balance Sheet
June 30, 2004
(Unaudited)

		Pro Forma
		Adjustments
	Company	Draws on	Payments on	Purchase of	Purchase of	Company
	Historical	Line of Credit	Line of Credit	Western Place I & II	One Financial	Pro Forma
		(B)	(B)	(A)	(A)
Assets
Real estate investments:
Operating properties, net	$717,769,000	$—	$—	$—	$—	$717,769,000
Investments in unconsolidated real estate	13,921,000	—	—	12,750,000	8,336,000	35,007,000

	731,690,000	—	—	12,750,000	8,336,000	752,776,000
Cash and equivalents	42,069,000	15,000,000	(24,250,000)	(12,000,000)	(8,336,000)	12,483,000
Investment in marketable securities	1,646,000	—	—	—	—	1,646,000
Investment in joint venture	19,935,000	—	—	—	—	19,935,000
Accounts receivable, net	2,665,000	—	—	—	—	2,665,000
Accounts receivable from related parties	1,193,000	—	—	—	—	1,193,000
Real estate deposits	3,512,000	—	—	(750,000)	—	2,762,000
Deferred financing costs	7,738,000	—	—	—	—	7,738,000
Other assets, net	64,619,000	—	—	—	—	64,619,000

	$875,067,000	$15,000,000	$(24,250,000)	$—	$—	$865,817,000

Liabilities and Shareholders’ Equity
Accounts payable and accrued liabilities	$15,721,000	$—	$—	$—	$—	$15,721,000
Mortgage loans payable	401,959,000	—	—	—	—	401,959,000
Line of credit	53,369,000	15,000,000	(24,250,000)	—	—	44,119,000
Security deposits and prepaid rent	3,510,000	—	—	—	—	3,510,000
Identified intangible liabilities, net	22,077,000	—	—	—	—	22,077,000
Distributions payable	2,742,000	—	—	—	—	2,742,000

	499,378,000	15,000,000	(24,250,000)	—	—	490,128,000
Commitments and contingencies
Minority interest of tenant-in-common	97,000	—	—	—	—	97,000
Shareholders’ equity:
Common stock, $.01 par value; 50,000,000 shares authorized; 43,858,000 shares issued and outstanding on a historical and pro forma basis	439,000	—	—	—	—	439,000
Additional paid-in capital	392,602,000	—	—	—	—	392,602,000
Distributions in excess of earnings	(17,435,000)	—	—	—	—	(17,435,000)
Other comprehensive (loss)	(14,000)	—	—	—	—	(14,000)

Total Shareholders’ equity	375,592,000	—	—	—	—	375,592,000

Total liabilities and equity	$875,067,000	$15,000,000	$(24,250,000)	$—	$—	$865,817,000

The accompanying notes are an integral part of these financial statements.

G REIT, INC.
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2003
(Unaudited)

	Company	Adjustments		Western Place I & II		One Financial		Company
	Historical					Plaza		Pro Forma
				(Twelve Months Ended March 31, 2004)

		(C)
Revenues
Rental income	$12,427,000	$79,469,000		$—		$—		$91,896,000
Expenses
Rental expenses	2,889,000	30,859,000		—		—		33,748,000
Property taxes and assessments	1,045,000	9,392,000		—		—		10,437,000
Insurance	158,000	624,000		—		—		782,000
Management fees	658,000	3,311,000		—		—		3,969,000
General and administrative	1,887,000	1,863,000		—		—		3,750,000
Interest	2,648,000	12,079,000		—		—		14,727,000
Ground lease expense	38,000	431,000		—		—		469,000
Depreciation and amortization	3,351,000	17,742,000		—		—		21,093,000

	12,674,000	76,301,000		—		—		88,975,000
Net income (loss) before other income and minority interest	(247,000)	3,168,000		—		—		2,921,000
Other income:
Interest income	123,000	47,000		—		—		170,000
Equity in earnings of unconsolidated real estate	204,000	—		(1,041,000)	(F)	(760,000)	(G)	(1,597,000)

Net income (loss) before minority interest	80,000	3,215,000		(1,041,000)		(760,000)		1,494,000
Minority interest	3,000	13,000	(E)	—		—		16,000
Net income (loss)	$77,000	$3,202,000		$(1,041,000)		$(760,000)		$1,478,000
Weighted average number of common shares outstanding
Basic and diluted	8,243,000	26,296,000	(D)					34,539,000
Earnings per share-basic and diluted	$0.01							$0.04

The accompanying notes are an integral part of these financial statements.

G REIT, INC.
Pro Forma Consolidated Statement of Operations
For the Year Ended June 30, 2004
(Unaudited)

	Company	Adjustments	Western		One Financial		Company Pro
	Historical		Place I & II		Plaza		Forma
		(C)
Revenues
Rental income	$32,811,000	$14,996,000	$—		$—		$47,807,000
Expenses
Rental expenses	8,229,000	7,127,000	—		—		15,356,000
Property taxes and assessments	2,771,000	1,767,000	—		—		4,538,000
Insurance	473,000	10,000	—		—		483,000
Management fees	1,328,000	622,000	—		—		1,950,000
General and administrative	1,233,000	473,000	—		—		1,706,000
Interest	6,150,000	2,957,000	—		—		9,107,000
Ground lease expense	121,000	151,000	—		—		272,000
Depreciation and amortization	12,476,000	3,054,000	—		—		15,530,000

	32,781,000	16,161,000	—		—		48,942,000
Net income (loss) before other income and minority interest	30,000	(1,165,000)	—		—		(1,135,000)
Other income:
Interest income	241,000	—	—		—		241,000
Gain on sale of marketable securities	111,000	—	—		—		111,000
Equity in earnings of unconsolidated real estate	101,000	—	(326,000)	(F)	(110,000)	(G)	(335,000)

Net income (loss) before minority interest	483,000	(1,165,000)	(326,000)		(110,000)		(1,118,000)
Minority interest	6,000	—	—		—		6,000
Net income (loss)	$477,000	$(1,165,000)	$(326,000)		$(110,000)		$(1,124,000)
Weighted average number of common shares outstanding Basic and diluted	30,735,000						30,735,000
Earnings per share-basic and diluted	$0.02						$(0.04)

The accompanying notes are an integral part of these financial statements.

G REIT, INC.
Notes to Unaudited Pro Forma Consolidated Financial Statements

The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below:

     Pro Forma Balance Sheet

     (A) Purchase of a 78.5% interest in Western Place I & II for an initial cash investment of $12,750,000 and purchase of a 77.625% interest in One Financial Plaza for an initial cash investment of $8,336,000.

	Western Place	One Financial
	I & II	Plaza
Investments in unconsolidated real estate	$12,750,000	$8,336,000

Total purchase price	12,750,000	8,336,000
Less:	—	—
Real estate deposits	(750,000)	—

Cash paid at purchase	$12,000,000	$8,336,000

     (B) Represents financings under the Company’s line of credit with LaSalle in connection with the purchase of One Financial Plaza. Subsequent to the acquisition of One Financial Plaza, the property was refinanced with a $30,750,000 mortgage loan from Anchor Financial, LP. The Company used the proceeds to pay down $24,250,000 on the Company’s line of credit with LaSalle Bank National Association (“LaSalle”).

     Pro Forma Statements of Operations

     (C) Includes, as previously reported:

     (i) revenues and certain expenses of previous acquisitions completed in 2004, on a pro forma basis, for the period December 31, 2003; and

     (ii) revenues and certain expenses of previous acquisitions completed in 2004, on a pro forma basis, for the period January 1, 2004 to date of each acquisition:

•	AmberOaks (date of acquisition-January 20, 2004);

•	Public Ledger (date of acquisition-March 31, 2004);

•	The Madrona Buildings (date of acquisition-March 31, 2004);

•	Brunswig Square (date of acquisition-April 5, 2004);

•	North Belt Corporate (date of acquisition-April 8, 2004);

•	Hawthorne Plaza (date of acquisition-April 20, 2004); and

•	Pacific Place (date of acquisition-May 26, 2004).

•	San Diego Portfolio (date of acquisition-June 14, 2004).

Rental income includes the effect of amortizing the capitalized deferred revenue intangible asset/liability associated with in-place leases over the term of such leases. Interest is based on borrowings at the date of acquisition and includes amortization of deferred financing costs. Depreciation is calculated based on the properties’ depreciable basis using the straight line method over the properties’ estimated useful lives. General and administrative expenses include the straight line effect of amortizing acquired intangibles resulting from purchase accounting over the remaining term of the in-place leases.

     (D) Issuance of 26,296,000 shares of the Company’s common stock sold from January 1, 2004 through April 30, 2004.

     (E) Minority interest share of Bay View’s pro forma earnings for the year ended December 31, 2003.

(F) Equity in earnings of Western Place I & II for the twelve months ended March 31, 2004 and the six months ended June 30, 2004 based on the Company’s proportionate interest of 78.5% and the following assumptions:

	Property Historical	Pro Forma		Property Pro
	Twelve Months Ended	Adjustments		Forma
	March 31, 2004
Revenues
Rental income	$5,847,000	$(11,000)	(a)	$5,836,00
Miscellaneous income	4,000	—		4,000

Total revenues	5,851,000	(11,000)		5,840,000
Expenses
Rental expenses	1,899,000	—		1,899,000
Property taxes and assessments	600,000	139,000	(b)	739,000
Management fees	223,000	69,000	(c)	292,000
General and administrative	407,000	—		407,000
Interest	—	1,116,000	(d)	1,116,000
Depreciation and amortization	—	2,713,000	(e)	2,713,000

Total expenses	3,129,000	4,037,000		7,166,000
REVENUES IN EXCESS OF EXPENSES	$2,722,000	$(4,048,000)		$(1,326,000)
Company’s Proportionate Share				78.50%

Equity in Earnings of Unconsolidated Real Estate				$(1,041,000)

	Property Historical	Pro Forma		Property Pro
	Six Months Ended	Adjustments		Forma
	June 30, 2004
Revenues
Rental income	$3,105,000	$(5,000)	(a)	$3,100,000
Miscellaneous income	—	—		—

Total revenues	3,105,000	(5,000)		3,100,000
Expenses
Rental expenses	834,000	—		834,000
Property taxes and assessments	345,000	25,000	(b)	370,000
Management fees	119,000	36,000	(c)	155,000
General and administrative	242,000	—		242,000
Interest	—	558,000	(d)	558,000
Depreciation and amortization	—	1,356,000	(e)	1,356,000

Total expenses	1,540,000	1,975,000		3,515,000
REVENUES IN EXCESS OF EXPENSES	$1,565,000	$(1,980,000)		$(415,000)
Company’s Proportionate Share				78.50%

Equity in Earnings of Unconsolidated Real Estate				$(326,000)

(a)	Reflects amortization of deferred revenue intangible liability associated with the acquisition of the in-place leases of Western Place I & II utilizing the straight-line method over the term of such leases for the periods presented.

(b)	An adjustment was made to Western Place I & II for incremental property tax expense assuming the Company’s acquisition price and an annual property tax rate of 3.19028%.

(c)	Reflects the pro forma adjustment to management fees to be paid by the Company to Realty based on a rate of 5% of Western Place I & II’s gross historical property revenue.

(d)	Reflects interest expense on the LaSalle mortgage secured by Western Place I & II (4.65% per annum).

(e)	Reflects depreciation expense and amortization expense of the deferred intangible assets capitalized in purchase accounting. Depreciation for Western Place I & II is calculated using the straight line method applied to the estimated depreciable cost basis of the property over its estimated useful life of 39 years. Amortization of the deferred intangible assets associated with acquired lease obligations (primarily lease origination cost savings related to in-place leases) at Western Place I & II is calculated using the straight-line method over the term of such leases for the periods presented.

(G) Equity in earnings of One Financial Plaza for the year ended December 31, 2003 and the six months ended June 30, 2004 based on the Company’s proportionate interest of 77.625% and the following assumptions:

	Property Historical	Pro Forma		Property Pro
	Twelve Months Ended	Adjustments		Forma
	December 31, 2003
Revenues
Rental income	$7,127,000	$93,000	(a)	$7,220,000
Miscellaneous income	17,000	—		17,000

Total revenues	7,144,000	93,000		7,237,000
Expenses
Rental expenses	2,065,000	—		2,065,000
Property taxes and assessments	389,000	128,000	(b)	517,000
Management fees	164,000	192,000	(c)	356,000
General and administrative	1,386,000	—		1,386,000
Interest	—	1,685,000	(d)	1,685,000
Depreciation and amortization	—	2,207,000	(e)	2,207,000

Total expenses	4,004,000	4,212,000		8,216,000
REVENUES IN EXCESS OF EXPENSES	$3,140,000	$(4,119,000)		$(979,000)
Company’s Proportionate Share				77.625%

Equity in Earnings of Unconsolidated Real Estate				$(760,000)

	Property Historical	Pro Forma		Property Pro
	Six Months Ended	Adjustments		Forma
	June 30, 2004
Revenues
Rental income	$3,551,000	$47,000	(a)	$3,598,000
Miscellaneous income	5,000	—		5,000

Total revenues	3,556,000	47,000		3,603,000
Expenses
Rental expenses	834,000	—		834,000
Property taxes and assessments	198,000	60,000	(b)	258,000
Management fees	73,000	105,000	(c)	178,000
General and administrative	529,000	—		529,000
Interest	—	843,000	(d)	843,000
Depreciation and amortization	—	1,103,000	(e)	1,103,000

Total expenses	1,634,000	2,111,000		3,745,000

REVENUES IN EXCESS OF EXPENSES	$1,922,000	$(2,064,000)		$(142,000)
Company’s Proportionate Share				77.625%

Equity in Earnings of Unconsolidated Real Estate				$(110,000)

(a)	Reflects amortization of deferred revenue intangible liability associated with the acquisition of the in-place leases of One Financial Plaza utilizing the straight-line method over the term of such leases for the periods presented.

(b)	An adjustment was made to One Financial Plaza for incremental property tax expense assuming the Company’s acquisition price and an annual property tax rate of 8.7265%.

(c)	Reflects the incremental management fees to be paid by the Company to Realty based on a rate of 5% of One Financial Plaza’s gross historical property revenue.

(d)	Reflects interest expense on the Anchor Financial, LP mortgage secured by One Financial Plaza (5.48% per annum).

(e)	Reflects depreciation expense and amortization expense of the deferred intangible assets capitalized in purchase accounting. Depreciation for One Financial Plaza is calculated using the straight line method applied to the estimated depreciable cost basis of the property over its estimated useful life of 39 years. Amortization of the deferred intangible assets associated with acquired lease obligations (primarily lease origination cost savings related to in-place leases) at One Financial Plaza is calculated using the straight-line method over the term of such leases for the periods presented.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G REIT, INC.
Date: October 4, 2004	By:	/s/ Anthony W. Thompson
Anthony W. Thompson
President and Chief Executive Officer